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                                                                      Exhibit 23
                                                                      ----------

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-77904) of New England Investment Companies, L.P. of our report dated January 31, 1996 appearing on page 40 of this Annual Report on Form 10-K.

/s/ Price Waterhouse LLP
Boston, Massachusetts

March 25, 1996